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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Momenta Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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MOMENTA PHARMACEUTICALS, INC.
301 Binney Street
Cambridge, Massachusetts 02142

January [    •    ], 2019

To Our Stockholders:

        You are cordially invited to attend a Special Meeting of Stockholders of Momenta Pharmaceuticals, Inc. to be held at 9:00 a.m., Eastern time, on Wednesday, January 30, 2019, at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, Massachusetts 02116.

        The purpose of the Special Meeting is to consider an amendment to the Third Amended and Restated Certificate of Incorporation of Momenta Pharmaceuticals, Inc. providing for an increase in the number of authorized shares of common stock of the company. The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

        It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

        Thank you for your continued support.

Sincerely,

Craig A. Wheeler President and Chief Executive Officer

MOMENTA PHARMACEUTICALS, INC.
301 Binney Street
Cambridge, Massachusetts 02142

        NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 30, 2019

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Momenta Pharmaceuticals, Inc. (the "Company") will be held on Wednesday, January 30, 2019, at 9:00 a.m., Eastern time, at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, Massachusetts 02116. At the Special Meeting, stockholders will consider and vote on the following matters:

  1.
  the amendment of the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000; and

  2.
  the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

        Stockholders of record at the close of business on Friday, December 21, 2018, are entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment thereof. Your vote is important regardless of the number of shares you own.

        We urge you to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the Special Meeting. A postage-prepaid envelope, addressed to Broadridge Financial Solutions, which is serving as proxy tabulator, has been enclosed for your convenience. If you attend the Special Meeting in person, your proxy will, upon your written request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors,

Alejandra Carvajal Secretary

Cambridge, Massachusetts
January [    •    ], 2019

MOMENTA PHARMACEUTICALS, INC.
301 BINNEY STREET
CAMBRIDGE, MASSACHUSETTS 02142

PROXY STATEMENT

For the Special Meeting of Stockholders
To Be Held on Wednesday, January 30, 2019

 GENERAL INFORMATION ABOUT VOTING

        This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Momenta Pharmaceuticals, Inc., also referred to in this proxy statement as the "Company," "Momenta," "we" or "us," for use at the Special Meeting of Stockholders to be held on Wednesday, January 30, 2019, at 9:00 a.m., Eastern time, at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, Massachusetts 02116, and at any postponement, continuation or adjournment thereof. You may obtain directions to the location of the Special Meeting by contacting Alejandra Carvajal, Secretary, Momenta Pharmaceuticals, Inc., 301 Binney Street, Cambridge, Massachusetts 02142, telephone: (617) 491-9700.

        This proxy statement and accompanying proxy materials are being mailed to stockholders on or about January [    •    ], 2019.

Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting of Stockholders To Be Held on January 30, 2019:

        This proxy statement is available for viewing, printing and downloading at http://ir.momentapharma.com/financial-information/annuals-and-proxies.

Momenta's Voting Securities

        Holders of record of our common stock at the close of business on Friday, December 21, 2018, will be entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment of the Special Meeting. On that date, [    •    ] shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Special Meeting. We have no other securities entitled to vote at the Special Meeting.

Voting Your Shares

        If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy over the Internet, by telephone, or by mail or you may vote in person at the Special Meeting. A 16 digit control number that is provided on the enclosed proxy card is needed for voting over the telephone or Internet.

        You may vote over the Internet.    If you have Internet access, you may vote your shares from any location in the world by following the "Vote by Internet" instructions set forth on the enclosed proxy card.

        You may vote by telephone.    You may vote your shares by following the "Vote by Phone" instructions set forth on the enclosed proxy card.

        You may vote by mail.    You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

        You may vote in person.    If you attend the Special Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

        If the shares you own are held in your bank or brokerage firm account in a fiduciary capacity (typically referred to as being held in "street name"), you can vote by following the directions provided to you by your bank or brokerage firm. If the shares you own are held in street name and you wish to vote in person at the Special Meeting, you must obtain a "legal proxy" from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Special Meeting. Please contact the organization that holds your shares for instructions on how to obtain a legal proxy. You must bring a copy of the legal proxy to the Special Meeting and present it with your ballot in order for your vote to be counted.

Your Voting Instructions

        The shares represented by all valid proxies will be voted as specified in those proxies. If the shares you own are held in your name and you return a duly executed proxy without specifying how your shares are to be voted, they will be voted as follows in accordance with the recommendations of our board of directors:

  •
  FOR the approval of the amendment of the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000; and

  •
  FOR the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

        If the shares you own are held in street name, the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. You should direct your broker how to vote the shares held in your account. Under applicable stock exchange rules, if you do not instruct your broker on how to vote your shares, your broker will be able to vote your shares with respect to both proposals to be voted on at the Special Meeting. Therefore, we do not expect any broker "non-votes" at the Special Meeting unless a broker chooses not to vote on a matter for which it has discretionary authority to vote. A broker "non-vote" occurs when a broker submits a proxy form but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

Revoking Your Proxy or Changing Your Vote

        Voting over the Internet or by telephone or execution of a proxy will not in any way affect a stockholder's right to attend the Special Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. If the shares you own are held in your name, you can revoke a proxy by doing one of the following:

  •
  file with our Secretary, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy;

  •
  duly execute a later-dated proxy relating to the same shares and deliver it to our Secretary before the taking of the vote; or

  •
  attend the Special Meeting and vote in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting.

        Any written notice of revocation or subsequent proxy should be sent to us at the following address: Momenta Pharmaceuticals, Inc., 301 Binney Street, Cambridge, MA 02142, Attention: Alejandra Carvajal, Secretary.

        If the shares you own are held in street name, you will need to follow the directions provided to you by your bank or brokerage firm to change your vote.

Votes Required

        The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

        The proposal regarding the amendment of the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 requires the affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote. The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 requires the approval of a majority in voting power of the votes cast affirmatively or negatively by the holders entitled to vote on the proposal. The votes will be counted, tabulated and certified by a representative of Broadridge Financial Solutions, the Company's inspector of elections for the Special Meeting.

Counting of Votes

        Abstentions are included in the shares present or represented at the Special Meeting for purposes of determining whether a quorum is present. With respect to the amendment of the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, abstentions will have the same effect as votes against the proposal. With respect to the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, abstentions will not affect the voting results. We do not expect any broker non-votes at the Special Meeting.

PROPOSAL ONE—

APPROVAL OF AN AMENDMENT OF THE COMPANY'S
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO AUTHORIZE ADDITIONAL SHARES

        Our Third Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") currently authorizes the issuance of 100,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"). On December 13, 2018, our board of directors adopted a resolution to amend the Certificate of Incorporation, subject to stockholder approval, by increasing the number of authorized shares of our Common Stock to 200,000,000 shares (the "Share Increase Amendment"). The additional 100,000,000 shares of Common Stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

        The Share Increase Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.01 per share (the "Preferred Stock"), which is 5,000,000 shares. Currently, there are no shares of Preferred Stock issued and outstanding.

        The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of Common Stock available for issuance, if approved by our stockholders:

	As of December 14, 2018	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	100,000,000	200,000,000
Outstanding shares of Common Stock	98,471,521	98,471,521
Shares of Common Stock authorized for future issuance under the Company's incentive plans	6,168,873	6,168,873
Shares of Common Stock authorized for future issuance under the Company's employee stock purchase plan	1,497,040	1,497,040
Shares of Common Stock subject to outstanding equity awards under the Company's incentive plans	7,314,085	7,314,085
Shares of Common Stock subject to outstanding options under the Company's employee stock purchase plan	24,607	24,607
TOTAL OUTSTANDING SHARES OF COMMON STOCK, SHARES OF COMMON STOCK SUBJECT TO OUTSTANDING EQUITY AWARDS AND OPTIONS, AND SHARES OF COMMON STOCK AUTHORIZED FOR FUTURE ISSUANCE UNDER THE COMPANY'S INCENTIVE AND EMPLOYEE STOCK PURCHASE PLANS	113,476,126	113,476,126
SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	(13,476,126)	86,523,874

        As indicated in the table above, only 1.5% of our authorized shares are not outstanding, and we do not have sufficient authorized shares available to settle all of our currently outstanding equity awards or to grant new equity awards under our incentive compensation plans up to the full number of shares available under the plans. Therefore, our board of directors believes it is in the best interests of the Company and our stockholders to increase our authorized shares of Common Stock in order to have additional shares available for use as our board of directors deems appropriate or necessary, including having shares available to settle our outstanding equity awards and to grant new equity awards using shares authorized under our incentive plans. As such, the primary purpose of the Share Increase Amendment is to provide the Company with greater flexibility with respect to managing its Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our board of directors. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our employee benefit plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. Our board of directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

        Other than shares that will be reserved for issuance under our existing incentive plans and employee stock purchase plan, we do not currently have any other arrangements, agreements or understandings that would require the issuance of additional shares of Common Stock. Because our directors and executive officers have outstanding equity awards under our incentive plans, and may be granted additional equity awards under these plans, they may be deemed to have an indirect interest in the Share Increase Amendment, because absent the amendment, the Company would not have sufficient authorized shares to settle or grant such awards.

        The Share Increase Amendment will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the Nasdaq Stock Market. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

        Our board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our board from taking any appropriate actions not inconsistent with its fiduciary duties. We do not have a poison pill plan and have not made any non-shareholder approved repricings of our equity awards.

        If our stockholders approve this proposal, then the first sentence of Article FOURTH of our Certificate of Incorporation will be deleted and replaced in its entirety to read as follows:

  "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $0.0001 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock")."

Effect of Approval of Proposed Amendment

        If the Share Increase Amendment is approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The Share Increase Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Special Meeting. In the event that the Share Increase Amendment is not approved by our stockholders at the Special Meeting, the current Certificate of Incorporation would remain in effect in its entirety. Our board of directors reserves the right, notwithstanding stockholder approval of the Share Increase Amendment and without further action by our stockholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.

Dissenters' Rights of Appraisal

        Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.

Board Recommendation

        The board of directors recommends a vote FOR the approval of the amendment of the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common stock as of December 14, 2018, by:

  •
  each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date based on currently available Schedules 13D and 13G filed with the Securities and Exchange Commission and our records;

  •
  each of our directors (which includes all nominees);

  •
  our executive officers, including our named executive officers for the year ended December 31, 2018; and

  •
  all of our current directors and executive officers as a group.

        The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Shares of our common stock issuable under stock options exercisable on or before February 12, 2019, are deemed beneficially owned for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated, the address of all directors and executive officers is c/o Momenta Pharmaceuticals, Inc., 301 Binney Street, Cambridge, Massachusetts 02142. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)
Holders of more than 5% of our Common Stock
FMR LLC 245 Summer Street Boston, MA 02210	14,066,754	(2)	14.3%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	10,473,316	(3)	10.6%
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	7,978,001	(4)	8.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	7,671,994	(5)	7.8%
Directors (including all nominees) and executive officers, including named executive officers
Bruce L. Downey	167,191	(6)	*
Corey N. Fishman	41,697	(7)	*
Georges Gemayel	50,941	(8)	*
Steven C. Gilman	42,154	(9)	*
Jose-Carlos Gutiérrez-Ramos	44,448	(10)	*
Thomas P. Koestler	134,441	(11)	*
Elizabeth Stoner	128,596	(12)	*
James R. Sulat	168,691	(13)	*
Craig A. Wheeler	1,619,613	(14)	1.6%
Santiago Arroyo	114,585	(15)	*
Jo-Ann Beltramello	400,538	(16)	*
Alejandra Carvajal	40,686	(17)	*
Ian Fier	207,905	(18)	*
Ganesh V. Kaundinya	730,280	(19)	*
Young Kwon	241,789	(20)	*
Bruce A. Leicher	385,663	(21)	*
Tony Manning	180,308	(22)	*
Michelle Robertson	26,764	(23)	*
Scott M. Storer	112,581	(24)	*
All current directors and executive officers as a group (16 persons)	3,610,347	(25)	3.6%

*
Less than 1% of our outstanding common stock.

(1)
Applicable percentage of ownership for each holder is based on 98,471,521 shares of common stock outstanding on December 14, 2018, plus any common stock equivalents and presently exercisable stock options held by each such holder, and options held by each such holder that will become exercisable as of February 12, 2019.

(2)
Information is based on a Schedule 13G/A filed by FMR LLC, Abigail P. Johnson and Fidelity Growth Company Fund on February 13, 2018, which is as of December 30, 2017, as well as the Company's records. According to the Schedule 13G/A, FMR LLC has sole voting power over 3,333,549 shares and sole dispositive power over 11,458,059 shares, Abigail P. Johnson does not have voting power over any shares and has sole dispositive power over 11,458,059 shares, and Fidelity Growth Company Fund has sole voting power over 5,104,458 shares and does not have dispositive power over any shares. In addition, Fidelity Management & Research Company purchased 2,608,695 shares in the Company's public equity offering that closed on December 11, 2018.

(3)
Information is based on a Schedule 13G/A filed by BlackRock, Inc. on January 19, 2018, and is as of December 31, 2017. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 10,324,075 of such shares and sole dispositive power over all 10,473,316 shares.

(4)
Information is based on a Schedule 13G/A filed by Wellington Management Group LLP on June 11, 2018, which is as of May 31, 2018, as well as the Company's records. According to the Schedule 13G/A, Wellington Management Group LLP, Wellington Investment Advisors Holdings LLP, and Wellington Group Holdings LLP have shared voting over 3,706,712 shares and shared dispositive power over 3,978,001 shares. In addition, Wellington Management Company purchased 4,000,000 shares in the Company's public equity offering that closed on December 11, 2018.

(5)
Information is based on a Schedule 13G/A filed by The Vanguard Group on February 9, 2018, which is as of December 31, 2017, as well as the Company's records. According to the Schedule 13G/A, The Vanguard Group has sole voting power with respect to 99,158 shares, sole dispositive power with respect to 6,728,047 shares, shared voting power with respect to 10,489 shares, and shared dispositive power with respect to 103,947 shares. In addition, The Vanguard Group purchased 840,000 shares in the Company's public equity offering that closed on December 11, 2018.

(6)
Consists of 21,234 shares of common stock and 145,957 shares of common stock underlying options exercisable on or before February 12, 2019.

(7)
Consists of 5,734 shares of common stock and 35,963 shares of common stock underlying options exercisable on or before February 12, 2019.

(8)
Consists of 9,734 shares of common stock and 41,207 shares of common stock underlying options exercisable on or before February 12, 2019.

(9)
Consists of 3,440 shares of common stock and 38,714 shares of common stock underlying options exercisable on or before February 12, 2019.

(10)
Consists of 5,734 shares of common stock and 38,714 shares of common stock underlying options exercisable on or before February 12, 2019.

(11)
Consists of 11,234 shares of common stock and 123,207 shares of common stock underlying options exercisable on or before February 12, 2019.

(12)
Consists of 29,639 shares of common stock and 98,957 shares of common stock underlying options exercisable on or before February 12, 2019.

(13)
Consists of 39,734 shares of common stock and 128,957 shares of common stock underlying options exercisable on or before February 12, 2019.

(14)
Consists of 581,520 shares of common stock, of which 136,563 shares are unvested restricted stock, 1,007,625 shares of common stock underlying options exercisable on or before February 12, 2019,

  and 30,468 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(15)
Consists of 33,335 shares of common stock, of which 27,000 shares are unvested restricted stock, 56,250 shares of common stock underlying options exercisable on or before February 12, 2019, and 25,000 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(16)
Consists of an aggregate of 135,007 shares of common stock, of which 52,263 shares are unvested restricted stock, 236,686 shares of common stock underlying options exercisable on or before February 12, 2019, and 28,845 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(17)
Consists of 8,749 shares of common stock, of which 7,087 shares are unvested restricted stock, 21,937 shares of common stock underlying options exercisable on or before February 12, 2019, and 10,000 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(18)
Consists of 80,272 shares of common stock, of which 52,086 shares are unvested restricted stock, 109,420 shares of common stock underlying options exercisable on or before February 12, 2019, and 18,213 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(19)
Consists of 478,048 shares of common stock and 252,232 shares of common stock underlying options exercisable on or before February 12, 2019.

(20)
Consists of 109,991 shares of common stock, of which 52,086 shares are unvested restricted stock, 102,889 shares of common stock underlying options exercisable on or before February 12, 2019, and 28,909 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(21)
Consists of 157,689 shares of common stock and 227,974 shares of common stock underlying options exercisable on or before February 12, 2019.

(22)
Consists of 62,814 shares of common stock, of which 46,874 shares are unvested restricted stock, 91,744 shares of common stock underlying options exercisable on or before February 12, 2019, and 25,750 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(23)
Consists of 8,769 shares of common stock, of which 7,087 shares are unvested restricted stock, 13,125 shares of common stock underlying options exercisable on or before February 12, 2019, and 4,870 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

(24)
Consists of 50,081 shares of common stock and 62,500 shares of common stock underlying options exercisable on or before February 12, 2019.

(25)
Consists of an aggregate of 1,146,940 shares of common stock, of which 381,046 shares are unvested restricted stock, 2,291,352 shares of common stock underlying options exercisable on or before February 12, 2019, and 172,055 shares of common stock underlying restricted stock units vesting on or before February 12, 2019.

PROPOSAL TWO—

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

        Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Board Recommendation

        The board of directors recommends a vote FOR the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

 ADDITIONAL INFORMATION

Stockholder Proposals

        Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, 301 Binney Street, Cambridge, Massachusetts 02142. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than January 2, 2019. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Secretary, Alejandra Carvajal, Esq.

        In addition, our by-laws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2019 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and received by our Secretary at our principal offices not later than March 22, 2019 and not before February 20, 2019. However, if the 2019 annual meeting of stockholders is advanced by more than 20 days, or delayed by more than 60 days, from June 20, 2019, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting and (2) the 10th day following the date on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first. Our by-laws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2019 annual meeting of stockholders. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, or, if this deadline does not apply, a deadline of the close of business on March 18, 2019, and in certain other cases notwithstanding the stockholder's compliance with these deadlines.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker, direct your written request to Momenta Pharmaceuticals, Inc., 301 Binney Street, Cambridge, Massachusetts 02142, Attention: Alejandra Carvajal, Secretary, or contact Momenta Pharmaceuticals, Inc. by telephone at (617) 491-9700 or by facsimile at (617) 621-0431. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

        Our board of directors is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should properly come before the Special Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

General

        The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

        In addition to the use of the mails, proxies may be solicited by personal interview, telephone and email by directors, officers and other employees of Momenta who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

        We have also engaged D.F. King to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $[    •    ] in the aggregate.

        PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

Craig A. Wheeler
 President and Chief Executive Officer

Cambridge, Massachusetts

January [    •    ], 2019

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 01/29/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. MOMENTA PHARMACEUTICALS, INC. 301 BINNEY ST. CAMBRIDGE, MA 02142 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 01/29/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR Proposals 1 and 2. 1. To amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000. 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For 0 0 Against 0 0 Abstain 0 0 Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000392758_1 R1.0.1.17

SPECIAL MEETING OF STOCKHOLDERS OF MOMENTA PHARMACEUTICALS, INC. JANUARY 30, 2019 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com PROXY MOMENTA PHARMACEUTICALS, INC. 301 BINNEY STREET CAMBRIDGE, MASSACHUSETTS 02142 The undersigned, revoking all prior proxies, hereby appoints Michelle Robertson and Alejandra Carvajal, as proxies, each with the power to appoint her substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this proxy card, all shares of common stock of Momenta Pharmaceuticals, Inc., held of record by the undersigned on December 21, 2018, at the Special Meeting of Stockholders to be held on January 30, 2019, 9:00 a.m., Eastern time, at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, Massachusetts 02116, and any postponements, continuations or adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF MS. ROBERTSON AND MS. CARVAJAL (Y) ON ANY MATTER THAT THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE MEETING BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE, AND (Z) ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS, CONTINUATIONS OR ADJOURNMENTS THEREOF. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING. UNLESS VOTING THE SHARES OF OUR COMMON STOCK OVER THE INTERNET OR BY TELEPHONE, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side 0000392758_2 R1.0.1.17